J.P. MORGAN SMARTALLOCATION FUNDS

JPMorgan SmartAllocation Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 21, 2017

To the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated July 1, 2017

NOTICE OF LIQUIDATION OF THE JPMORGAN SMARTALLOCATION INCOME FUND. The Board of Trustees of the JPMorgan SmartAllocation Income Fund (the “Fund”) has approved the liquidation and dissolution of the Fund on or about December 8, 2017 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. Unless you have an individual retirement account (“IRA”) where State Street Bank and Trust currently serves as the custodian (UMB Bank n.a. is expected to assume duties as custodian on or about September 15, 2017), on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for any proceeds from any securities that cannot be liquidated on the Liquidation Date, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. If you have a Fund direct IRA account, your shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable Plan administrator.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. Shareholders holding Class A Shares or Class I Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution, provided that they remain eligible to purchase Class A Shares. They may also purchase other share classes for which they are eligible. If shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund within 90 days of the liquidating distribution, no contingent deferred sales charge will be imposed on those new Class C Shares. At the time of the purchase you must inform your Financial Intermediary or the Funds that the proceeds are from the liquidated fund.

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUND AS OF AUGUST 24, 2017, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING DECEMBER 1, 2017 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF FUND SHARES WILL NO LONGER BE ACCEPTED AFTER AUGUST 24, 2017.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-LIQ-817